Supplement Dated July 27, 2011 to Your Annual Product Information Notice

Effective immediately, under the “Underlying Fund Fees and Expenses” table, the following fund information is deleted and replaced with:

Sub-account	Management Fee	Distribution And/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses*	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement*	Total Annual Operating Expenses After Fee Waiver
Templeton Developing Markets Securities Fund – Class 1	1.110%	N/A	0.260%	0.010%	1.380%	-0.010%	1.370%

* Restated to reflect the decrease in the investment management fee effective May 1, 2011. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreement may not be terminated during the term set forth above.

This supplement should be retained with the Annual Product Information Notice for future reference.

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